UAM FUNDS TRUST

Hanson Equity Portfolio
Institutional Class Shares

Supplement dated May 1, 1998
To the Statement of Additional Information dated July 10, 1997 as supplemented March 26, 1998

The following information is added to the section called Total Return on page 9 of the Statement of Additional Information:

The average annual total return of the Portfolio for the period since inception (October 2, 1997) through March 31, 1998 is 11.30%.